                                                                    EXHIBIT 99.1

Contacts:
Herman Chin                                      Christine Rogers
Public Relations                                 Investor Relations
631-962-1163                                     631-962-1160
herman.chin@falconstor.com                       christine.rogers@falconstor.com

         FALCONSTOR SOFTWARE ANNOUNCES RESULTS FOR Q4 & FISCAL YEAR 2003
       REVENUES INCREASE 25% FROM PREVIOUS QUARTER AND 59% FROM PRIOR YEAR
              DEFERRED REVENUE INCREASES 28% FROM PREVIOUS QUARTER

MELVILLE,  N.Y., February 4, 2004--FalconStor  Software,  Inc. (Nasdaq: FALC), a
leading  provider of network storage  infrastructure  software,  today announced financial  results for its fourth  quarter and fiscal  year ended  December  31,
2003.

For the fourth quarter 2003,  revenues  increased 49% to $5.1 million,  compared with $3.4 million for the same period a year ago.  Operating  expenses increased from  $5.4  million  in the  fourth  quarter  of 2002 to $7.5  million  in 2003.
Included  in  operating  expenses  for the  fourth  quarter  of 2003 was a lease abandonment charge of $0.6 million,  related to the Company's office relocation.
Net loss for the fourth quarter of 2003 decreased to $2.2 million,  or $0.05 per share,  compared  with a net loss of $2.9  million,  or $0.06 per share,  in the fourth quarter of 2002.  Excluding the lease abandonment  charge of $0.6 million in the fourth  quarter of 2003,  and  impairment  charges of $1.2 million in the fourth quarter of 2002,  adjusted net loss decreased from $1.7 million, or $0.04 per share, in the fourth quarter of 2002 to $1.6 million, or $0.03 per share, in the fourth quarter of 2003.

For the twelve months ended December 31, 2003,  revenues  increased 59% to $16.9 million  compared  with $10.6  million  for the year ended  December  31,  2002.
Operating  expenses increased 19% to $25.4 million in 2003 from $21.4 million in
2002.  Operating expenses for 2003 included the lease abandonment charge of $0.6 million and 2002 operating  expenses included an asset impairment charge of $0.5 million.  Net loss for 2003  decreased  to $7.4  million,  or $0.16  per  share, compared  with a net loss of  $11.5  million,  or $0.26  per  share,  for  2002.
Excluding the lease  abandonment  charge of $0.6 million in 2003, and impairment charges of $2.8 million in 2002,  adjusted net loss decreased from $8.8 million, or $0.19 per share, in 2002, to $6.8 million, or $0.15 per share, in 2003.

Revenues for the fourth quarter of 2003 increased 25% compared with the previous quarter from $4.1 million to $5.1 million.  Operating  expenses  increased  from
$6.2 million in the third quarter of 2003 to $7.5 million in the fourth quarter.
Net loss for the fourth  quarter of 2003 was $2.2  million,  or $0.05 per share, compared  with $1.9 million,  or $0.04 per share,  in the third quarter of 2003.
Excluding the lease abandonment  charge of $0.6 million in the fourth quarter of
2003,  operating  expenses  were $7.0  million  and  adjusted  net loss was $1.6 million, or $0.03 per share.

Deferred revenue increased 28% from $2.0 million at the end of the third quarter
2003 to $2.6 million at the end of the fourth quarter of 2003. In addition,  the
Company closed the quarter  financially  strong with $36.7 million in cash, cash equivalents  and  marketable  securities.  "We are  pleased  with  the  business momentum sustained by our worldwide sales team and state-of-the-art  technology.
In  December,  2003,  we entered  into an OEM  arrangement  with  another  major technology company.  This company's  agreement to create an innovative,  turnkey storage appliance further  demonstrates the  competitiveness of IPStor and again validates our commitment to continuing  investment in R&D. The storage appliance is scheduled to be released in 2004. The  management  team is confident that our strategic OEM partners can help  FalconStor  further expand market  coverage and account  penetration once they start to ramp up their  IPStor-based  business in
2004," said ReiJane Huai, Chairman and CEO, FalconStor Software, Inc.

2003 HIGHLIGHTS INCLUDE:

Entered into significant OEM arrangements with  multi-billion  dollar technology companies  with global  presences:

o    An agreement with StorageTek to offer a disaster recovery solution launched in 2003.

o    Agreements with two major technology companies for products scheduled to be released in 2004.

Successfully launched IPStor version 4.0 with advanced network storage services, including:

o    Intelligent   delta  replication  with   auto-reconnect,   compression  and
     encryption

o    File or Block-based delta replication to protect hosts with Direct Attached
     Storage (DAS)

o    PXE-based Backup and Bare Metal Recovery

o    Bootstrapping and provisioning of storage to diskless server blades over IP

o    Advanced Tape Virtualization using off-the-shelf disk storage

o    Software-based RAID-0 to enhance I/O performance

Relocated worldwide headquarters to a 45,000 square foot facility to accommodate expanded Sales, R&D, Training and 24 by 7 support activities.

Continued recognition by leading industry publications and events, including:

o    The silver award in  TechTarget's  Storage and  SearchStorage.com's  Annual
     "Products  of the  Year" for 2003 in the  category  of  "Backup &  Disaster
     Recovery Software"

o    COMPUTER  TECHNOLOGY  REVIEW Editor's  Choice of "People and  Organizations
     that Made a Difference in 2003"

o    Awards  for best  SAN  management  software,  and  best  SAN  hardware,  in partnership with Acer Inc., at the Storage World Australia 2003 conference.

Certified IPStor with industry leaders' hardware and/or software platforms to ensure interoperability:

o    Microsoft - Exchange Server 2003 platform,  Windows Server 2003,  Microsoft
     SQL Server,  and the DESIGNED FOR WINDOWS Logo Program for the IPStor iSCSI
     storage appliance

o    Cisco - MDS  9000  Family  of  Multilayer  storage  area  networking  (SAN)
     switches, including the MDS 9000 IP Storage Services Module

o    Alacritech  -  TCP/IP  accelerated  drivers  for  Linux  (Gigabit  Ethernet
     Accelerator)

Separately,  the  Company  announced  that  Jacob  Ferng  had  resigned  as Vice
President and Chief Financial Officer effective  February 4, 2004. Due to family obligations,  Mr. Ferng will be spending  the majority of his time  overseas and can no longer devote the time necessary to the Chief  Financial  Officer's role.
James Weber,  formerly FalconStor's  Corporate Controller,  has been promoted to
Vice President,  Chief Financial Officer and Treasurer to replace Mr. Ferng. Mr.
Ferng  will  remain  with the  Company  and will  focus on  strategic  corporate transactions.

Mr. Weber has been  FalconStor's  Corporate  Controller since early 2001. He has over 10 years of  financial,  accounting  and  management  experience.  Prior to joining  FalconStor,  Mr. Weber served as Corporate  Controller for theglobe.com from 1998 to 2001.  Before  joining  theglobe.com,  Mr.  Weber had been an audit manager with KPMG and had several years public accounting experience.  Mr. Weber is a  Certified  Public  Accountant  in the State of New York and  received  his
Bachelor of Science degree in accounting from Fordham University.

"The board reluctantly  accepted Jacob's decision and is grateful to him for his exemplary  service in assisting  management  in building the company  during his tenure.  We are  pleased  that he has agreed to stay with the  company to assist with strategic  transactions  and in other  advisory  roles," said ReiJane Huai,
FalconStor's Chairman and CEO.

"We  congratulate  Jim Weber on his  promotion,"  said Mr. Huai. "We are pleased that  someone  with Jim's  financial  management  background  and  knowledge  of
FalconStor  has agreed to take on this important role and we feel confident that his  experience  and  expertise  will be a valuable  addition  to our  executive management team."

The company will host a conference call on Wednesday,  February 4th at 4:30 p.m.
Eastern  Time, to discuss the results.  To  participate  in the call,  dial toll free: (877) 897-9363 or International:  (706) 679-0417,  conference ID: 5244305.
To  participate  in the live  audio  conference  & webcast,  including  business
presentation,                            please                            visit
http://invite.mshow.com/findshow.aspx?usertype=0&cobrand=100&shownumber=152656, show # 152656. A conference call replay will be available  beginning 2/4 at 5:30
PM ET through  5:30 PM on 2/6. To listen to the replay of the call,  dial:  toll free: (800) 642-1687 or International:  (706) 645-9291, conference ID/ Passcode:
5244305, or visit www.falconstor.com/investors.asp.

DISCLOSURE  CONCERNING  NON-GAAP FINANCIAL  INFORMATION
Investors  are  cautioned  that  adjusted net loss and  adjusted  loss per share information  contained in this press  release are not financial  measures  under generally  accepted  accounting  principles.  In  addition,  they  should not be construed as  alternatives  to any other measures of  performance  determined in
accordance  with  generally  accepted  accounting  principles.   These  non-GAAP
financial  measures are provided to enhance the user's overall  understanding of the Company's current financial  performance and the Company's prospects for the future.  We believe  adjusted net loss and adjusted loss per share are important measures  of our  recurring  operations  as they  exclude  items that may not be indicative  of our core  operating  results and  calculate net loss and loss per share in a manner consistent with prior periods by excluding a lease abandonment charge in 2003 and impairment charges in 2002.

ABOUT IPSTOR
IPStor(R)  Software  delivers  an  intelligent  SAN/NAS   infrastructure  across
heterogeneous  environments by providing a comprehensive set of storage services for enterprise applications - simplifying management, ensuring data availability and recoverability, and maximizing performance.

ABOUT FALCONSTOR
FalconStor  Software,  Inc.  (Nasdaq:  FALC) is a leading  developer  of network storage  infrastructure  software solutions designed to optimize the performance and availability of today's complex IT infrastructures. Deployed by a wide range of Fortune 1000 enterprises,  FalconStor's flagship product,  IPStor,  optimizes storage utilization,  accelerates backup and recovery, maximizes I/O performance and ensures business continuity via sophisticated data replication  services. It is available and supported through major OEMs, system  integrators and resellers worldwide.

Founded in 2000,  FalconStor  is  headquartered  in  Melville,  NY, with offices throughout  Europe  and the Asia  Pacific  regions  including  Paris,  Tokyo and
Taiwan. FalconStor is an active member of the Technical Support Alliance Network
(TSANet),  Storage  Networking  Industry  Association  (SNIA) and Fibre  Channel
Industry  Association (FCIA). For more information visit  www.falconstor.com  or call 1-631-777-5188.

This press release  includes  forward-looking  statements  that involve risk and uncertainties  that could cause  actual  results to differ  materially  from the forward-looking  statements.  These risks and uncertainties  include:  delays in product  development;  market acceptance of FalconStor's  products and services;
technological  change in the storage and networking  industries;  competition in the storage networking software market; the failure of FalconStor's OEM partners to introduce or to market  products  incorporating  FalconStor's  products;  the ability to achieve  profitability;  intellectual property issues; and other risk factors discussed in FalconStor's  reports on Forms 10-K, 10-Q and other reports filed with the Securities and Exchange Commission.

                                       ###

                   FalconStor Software, Inc. and Subsidiaries
                           CONSOLIDATED BALANCE SHEETS

                                                        December 31,    December 31,
                                                            2003            2002
                                                         -----------   -----------
Assets
Current assets:
   Cash and cash equivalents .........................   $ 8,486,144   $14,191,075
   Marketable securities .............................    28,199,242    36,910,448
   Accounts receivable, net ..........................     7,109,922     4,285,892
   Prepaid expenses and other current assets .........     1,273,125     1,167,174
                                                         -----------   -----------
            Total current assets .....................    45,068,433    56,554,589
                                                         -----------   -----------

Property and equipment, net ..........................     3,861,069     2,068,001
Goodwill .............................................     3,366,642     3,301,599
Other intangible assets, net .........................       396,940       309,491
Other assets .........................................     3,799,949     2,476,306
                                                         -----------   -----------
            Total assets .............................   $56,493,033   $64,709,986
                                                         ===========   ===========

Liabilities and Stockholders' Equity
Current liabilities:
   Accounts payable ..................................   $   562,305   $   437,088
   Accrued expenses ..................................     2,777,391     1,987,651
   Deferred revenue ..................................     2,597,788     2,182,729
   Liabilities of discontinued operations                          -     4,201,465
                                                         -----------   -----------
            Total current liabilities ................     5,937,484     8,808,933
                                                         -----------   -----------
Commitments

            Total stockholders' equity ...............    50,555,549    55,901,053
                                                         -----------   -----------
            Total liabilities and stockholders' equity   $56,493,033   $64,709,986
                                                         ===========   ===========

                   FALCONSTOR SOFTWARE, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                        Three Months Ended                  Year Ended
                                                                             December 31,                   December 31,
                                                                      2003             2002            2003             2002
                                                                           (unaudited)
Revenues:
Software license revenue ...................................     $  3,661,430      $  2,621,549   $ 12,250,616    $  8,666,583
Software services and other revenue ........................        1,430,304           794,361      4,693,519       1,962,309
                                                                 ------------      ------------   ------------    ------------
                                                                    5,091,734         3,415,910     16,944,135      10,628,892

Operating expenses:
   Amortization of purchased and capitalized software ......          412,964
                                                                                        250,104      1,394,301         899,025
   Cost of software services and other revenue .............          776,126           408,879      2,580,141       1,309,139
   Software development costs ..............................        1,962,409         1,561,833      7,067,605       6,280,935
   Selling and marketing ...................................        3,073,301         2,527,160     10,966,548       9,856,496
   General and administrative ..............................          750,599           692,312      2,878,192       2,591,430
   Lease abandonment charge ................................          550,162                 -        550,162               -
   Impairment of prepaid royalty ...........................                -                 -              -         482,715
                                                                 ------------      ------------   ------------    ------------
                                                                    7,525,561         5,440,288     25,436,949      21,419,740
                                                                 ------------      ------------   ------------    ------------
           Operating loss ..................................       (2,433,827)       (2,024,378)    (8,492,814)    (10,790,848)
                                                                 ------------      ------------   ------------    ------------
Interest income
     and other income ......................................          253,477           342,457      1,121,391       1,585,351
Impairment of long-lived assets ............................           35,000        (1,215,127)        35,000      (2,300,062)
                                                                 ------------      ------------   ------------    ------------
         Loss before income taxes ..........................       (2,145,350)       (2,897,048)    (7,336,423)    (11,505,559)
                                                                 ------------      ------------   ------------    ------------

Provision for income taxes .................................           11,629            37,606         32,532          37,606
                                                                 ------------      ------------   ------------    ------------
         Net loss ..........................................     $ (2,156,979)     $ (2,934,654)  $ (7,368,955)   $(11,543,165)
                                                                 ============      ============   ============    ============

Basic and diluted net loss per share .......................     $      (0.05)     $      (0.06)  $      (0.16)   $      (0.26)
                                                                 ============      ============   ============    ============

Weighted average basic and diluted shares outstanding

                                                                   46,376,183        45,266,504     45,967,830      45,232,595
                                                                 ============      ============   ============    ============